Exhibit 10.2



                         AMENDMENT AND WAIVER AGREEMENT


     THIS AMENDMENT AND WAIVER AGREEMENT (this "Agreement") is made and entered into as of this 10th day of December, 1999, among ITHACA INDUSTRIES, INC., a Delaware corporation ("Borrower"), the Lenders party to this Agreement (the "Lenders"), and BANK OF AMERICA, N.A., a national banking association, formerly NationsBanks, N.A., as the collateral agent for the Lenders (the "Agent").


                              W I T N E S S E T H:
                              --------------------


     WHEREAS, Borrower, the Lenders, and the Agent, entered into that certain Loan and Security Agreement, dated as of March 24, 1998, pursuant to which the Lenders agreed to make certain loans to Borrower (as amended, modified, supplemented and restated from time to time, the "Loan Agreement"); and

     WHEREAS, Borrower has asked the Lenders to waive certain Events of Default under the Loan Agreement; and

     WHEREAS, the Lenders are willing to grant such waiver, subject to the terms and conditions set forth herein; and

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

          2. In reliance upon the representations, warranties, agreements and covenants of Borrower set forth herein and in the Loan Agreement, as amended hereby, the Lenders agree to waive the defaults under Sections 12.1(a), (b) and
(c) of the Loan Agreement for the fiscal quarter ended October 30, 1999 (collectively, the "Specified Defaults"); provided, however, the waiver of the Specified Defaults shall no longer be effective (and the defaults thereunder shall no longer constitute Specified Defaults) unless Borrower has complied with the terms of Paragraph 3(c) of this Agreement on or before the date set forth therein. Notwithstanding the foregoing waiver, the Lenders reserve all of their rights and remedies at all times with respect to any Default or Event of Default, other than the Specified Defaults, whether presently existing or occurring hereafter.


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          3. In order to induce the Lenders to enter into this Agreement and grant the accommodations set forth herein, Borrower hereby represents, warrants, agrees and covenants that:

          (a) attached hereto as Exhibit A is a true and correct copy of the Amendment and Waiver Agreement, dated of even date herewith, with respect to the Senior Loan Agreement (the "Senior Lender Amendment and Waiver"), and upon the effective date of this Agreement, the Senior Lender Amendment and Waiver shall be in full force and effect and all conditions precedent to the effectiveness thereof shall have been satisfied or waived; and

          (b) [Intentionally Deleted]

          (c) on or before December 31, 1999, Borrower shall deliver to the Lenders the final operating budget for Borrower and its Consolidated Subsidiaries for the fiscal year commencing on or about January 31, 2000, in the form customarily prepared by management of Borrower consistent with past practice, together with a statement of the assumptions upon which such budget was prepared.

          4. [Intentionally Deleted]

          5. [Intentionally Deleted]

          6. [Intentionally Deleted]

          7. [Intentionally Deleted]

          8. [Intentionally Deleted]

          9. The parties hereto acknowledge that (a) it is their intent to establish new financial covenants for the fiscal year ending on or about January 31, 2000 and the succeeding fiscal year based on, among other things, the appraisals and budget described in paragraph 3(b) of the Senior Lender Amendment and Waiver and paragraph 3(c) of this Agreement and (b) the establishment of acceptable financial covenants is a material condition to the Lenders' determination to continue to make financial accommodations available to the Borrower after such fiscal year end. Therefore, the parties hereto agree (i) to negotiate in good faith to establish such financial covenants prior to such fiscal year end on terms acceptable to all of the parties hereto and (ii) that in the event that the parties hereto are not able in good faith to establish such financial covenants prior to such fiscal year end, on terms acceptable to all of the parties hereto, at the election of the Required Lenders the Term Loan shall automatically terminate, and all of the Secured Obligations under the Loan Agreement shall be due and payable as of such fiscal year end.


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          10. The effectiveness of this Agreement and the waiver and amendments set forth herein shall be conditioned upon the receipt by the Lenders of the following certificates, agreements and opinions, all of which shall be in form and substance reasonably satisfactory to the Lenders:

          (a) a certificate of the Secretary of Borrower as to such corporate and other matters as the Lenders may reasonably request;

          (b) if requested by the Lenders, an opinion of Borrower's counsel as to such matters as the Lenders may reasonably request; and

          (c) a certified copy of the duly executed and delivered Senior Lender Amendment and Waiver, including a certification of the Financial Officer that such Senior Lender Amendment and Waiver is in full force and effect and all conditions precedent to the effectiveness thereof have been satisfied or waived.

          11. The Loan Agreement is amended by deleting Schedules 1.1B, 7.1(h), 7.1(u), 7.1(v) and 7.1(w) and replacing them with the Schedules attached to this Agreement as Exhibit B.

          12. As consideration for the accommodations set forth herein, on the effective date of this Agreement, Borrower shall pay to the Lenders a non-refundable fee of $150,000, such fee to be shared among the Lenders on a ratable basis.

          13. To induce the Lenders to enter into this Agreement, Borrower hereby represents and warrants that, as of the date hereof, except for the Specified Defaults and except for any defaults waived by the Senior Lender Amendment and Waiver, which defaults may be deemed to be a Default or an Event of Default under the Loan Agreement, there exists no Default or Event of Default under the Loan Agreement.

          14. Borrower hereby restates, ratifies, and reaffirms each and every term, condition, representation and warranty heretofore made by it under or in connection with the execution and delivery of the Loan Agreement, as amended hereby, and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Agreement, except to the extent that any such representation or warranty relates solely to a prior date and except if Borrower has previously informed the Agreement of any inaccuracies or changes in such terms, conditions, representations and warranties.

          15. Except as expressly set forth herein, the Loan Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Agent and the Lenders.


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          16. In addition to any other fees described herein, Borrower agrees to pay on demand all reasonable costs and expenses of the Agent and the Lenders in connection with the preparation, execution, delivery and enforcement of this Agreement and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Agent and the Lenders.

          17. To induce the Agent and the Lenders to enter into this Agreement and grant the accommodations set forth herein, Borrower (a) acknowledges and agrees that no right of offset, defense, counterclaim, claim or objection exists in favor of Borrower against the Agent or any Lender arising out of or with respect to the Loan Agreement, the other Loan Documents or the Secured Obligations, and (b) releases, acquits, remises and forever discharges the Agent and each Lender and its affiliates and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, successors and assigns from any and all claims, demands, actions and causes of action (other than those based on fraud or criminal misconduct), whether at law or in equity, whether now accrued or hereafter maturing, and whether known or unknown, which Borrower now or hereafter may have by reason of any manner, cause or things, in each case, to and including the date of this Agreement with respect to matters arising out of the Loan Agreement, the other Loan Document or the Secured Obligations.

          18. Borrower acknowledges that (a) except as expressly set forth herein, neither the Agent nor any Lender has agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each party hereto, and (c) the execution and delivery of this Agreement has not established any course of dealing between the parties hereto or created any obligation or agreement of the Agent or any Lender with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement.

          19. Borrower agrees to take such further actions as the Lenders shall reasonably request in connection herewith to evidence the agreements herein contained.

          20. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

          21. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns, and legal representatives and heirs, of the parties hereto.


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          22. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.



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          IN WITNESS WHEREOF, Borrower, the Agent and the Lenders have caused this Agreement to be duly executed, all as of the date first above written.

                                   BORROWER:

                                   ITHACA INDUSTRIES, INC.




                                   By:  /s/    Richard P. Thrush
                                        ----------------------------------
                                        Name:  Richard P. Thrush
                                        Title: Senior VP/CFO


                                   LENDERS:

                                   FOOTHILL CAPITAL CORPORATION



                                   By:  /s/    Karen S. Sandler
                                        ----------------------------------
                                        Name:  Karen S. Sandler
                                        Title: Senior VP


                                   AGENT:

                                   BANK OF AMERICA, N.A.



                                   By:  /s/   Douglas E. Cowan
                                        ----------------------------------
                                        Douglas E. Cowan, V.P.


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